UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2011

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

(770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Roberts Realty Investors, Inc. owned Grand Pavilion, a 62,323 square foot retail center located in Johns Creek, Georgia that secured a $6,433,286 non-recourse loan.  As we have consistently stated in our annual and quarterly reports, our objective is to exit the retail shopping center business to focus exclusively on developing, constructing, and managing multifamily apartment communities.  Given that objective and Grand Pavilion’s approximately $625,000 in annual negative cash flow, we elected in July 2010 not to make any further debt service payments on Grand Pavilion.  The result of that decision was that on October 4, 2011, LB-UBS 2003-C7 Grand Pavilion Shopping Center, LLC, an entity affiliated with or directed by the lender, foreclosed on Grand Pavilion.

Because the loan is nonrecourse, we have no further obligations to the lender for this loan.  Accordingly, we are no longer obligated to repay the $6,433,286 in principal plus approximately $435,689 in interest, or a total of $6,868,975.

Item 5.07      Submission of Matters to a Vote of Security Holders.

Proposals Submitted to Shareholders at 2011 Annual Meeting

Roberts Realty Investors, Inc. held its annual meeting of shareholders on September 29, 2011.  We asked our shareholders to vote on the following two proposals:

•                  to elect one director to serve a three-year term; and

•                  to ratify the appointment of Reznick Group, P.C. as our independent registered public accounting firm for 2011.

As a smaller reporting company under applicable SEC rules, we are not yet required to conduct shareholder votes on “say-on-pay” and “frequency-of-say-on-pay.”  We solicited proxies for the meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.

Election of Director

One of our current directors, Mr. Wm. Jarell Jones, was nominated for reelection at the meeting.  Mr. Jones was elected with the following votes to serve until the 2014 annual meeting of shareholders or until his successor has been duly elected and qualified.  There were no abstentions or broker non-votes.

	Votes For	Votes Withheld	Broker Non-Vote

Wm. Jarell Jones	4,932,614	109,462	3,625,381

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Reznick Group, P.C. as our independent registered public accounting firm for 2011 was approved with the following votes:

Votes For	Votes Against	Abstained

8,536,760	82,098	48,599

There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: October 11, 2010	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer